Exhibit 99.2

FINANCIAL SUPPLEMENT TO FOURTH QUARTER 2010 EARNINGS RELEASE

Summary

Quarterly profit of $0.03 per diluted share reflects improved core business performance; Progress continues towards sustainable profitability; Account growth drives improved performance

•	Significant fourth quarter drivers include: $333 million in securities gains, $26 million gain on sale of residential mortgages and $55 million loss on early extinguishment of debt

•	Inflow of non-performing loans declined 29% linked quarter

•

Pre-tax pre-provision net revenue, on an adjusted basis, totaled $461 million, 2% higher than prior quarter, 19% higher compared to the fourth quarter of 2009, and 4% higher for the full year 2010 versus 2009.

Prudent de-risking of balance sheet continues; credit trends improving

•	Non-performing loans, excluding loans held for sale, decreased $212 million or 6% linked quarter, and were the primary driver of an overall decline in non-performing assets

•	Net charge-offs decreased $77 million to $682 million, or an annualized 3.22% of loans as compared to third quarter’s 3.52%.

•	Allowance for loan losses increased 7 bps to 3.84%; loan loss provision essentially equaled net charge-offs

•	Allowance coverage ratio (ALL/NPL, excluding loans held for sale) rose to 1.01x as of December 31, 2010, as compared to 0.94x at September 30, 2010 and 0.89x at December 31, 2009

Continued emphasis on the customer; lending remains a primary focus

•	Opened approximately 1,000,000 new business and consumer checking accounts for the second year in a row

•	Independent research by TNS ranks Regions’ brand favorability the highest of 11 major banks tested within our market which places Regions in a strong position to gain market share.

•	Customer retention remains well above the industry norm and is at a historical high

•	Gallup continues to identify Regions as a top-decile performer in customer loyalty

•

Loans outstanding declined $1.6 billion or 2% linked quarter, and reflects de-risking efforts, particularly involving investor real estate, which decreased $1.6 billion in the third quarter. Also impacted by $965 million sale of residential mortgage loans.

•

Commercial & industrial period end loans, primarily middle market, increased $1 billion or 5% linked quarter. Notably, the increase was more broadly distributed across the company’s footprint, and in more industries than the prior quarter.

Net interest margin expansion driven by funding mix and improving loan yields

•	Net interest income increased $9 million linked quarter and $97 million for the full year 2010 versus 2009

•	Improving deposit costs continue to benefit the net interest margin, which rose 4 basis points linked quarter to 3.00%

•	Average low-cost deposits increased $1.4 billion linked quarter or $7 billion for the full year 2010

•	Total deposit costs declined 6 bps linked quarter to 0.64%; down 51 basis points year-over-year

•	Loan yields increased 5 basis points linked quarter to 4.34%; company remains disciplined with pricing of new loans

Strong non-interest revenue; Modest increase in non-interest expenses

•

Non-interest income increased $463 million linked quarter; however, on an adjusted basis, after excluding $333 million in securities gains, $26 million gain on sale of mortgage loans and $59 million in leveraged lease terminations gains, non-interest revenue increased $47 million or 6% linked quarter.

•	Securities gains in 4Q10 reflect the sale of approximately $8.1 billion of agency mortgage-backed securities. The proceeds were reinvested in similar securities with slightly longer durations.

•

Non-interest expenses increased 9% linked quarter, however after adjusting for current quarter’s $55 million loss on early extinguishment of debt, non-interest expenses increased 4% driven by professional and legal fees and revenue-based incentives

Strong capital and liquidity profile

•	Tier 1 capital ratio of 12.4% (1);

•	Tier 1 common ratio of 7.9% (1)

•	As the rules are currently being interpreted, Basel III is expected to have a minimal impact to Regions

•	Tangible common stockholders’ equity to tangible assets of 6.04%

•	Loan to deposit ratio of 88%

(1)	estimated

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Balance Sheets

(Unaudited)

($ amounts in millions)
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09
Assets:
Cash and due from banks	$1,643	$1,898	$2,097	$2,252	$2,052
Interest-bearing deposits in other banks	4,880	3,852	4,562	4,295	5,580
Federal funds sold and securities purchased under agreements to resell	396	1,137	752	324	379
Trading account assets	1,116	1,580	1,261	1,238	3,039
Securities available for sale	23,289	23,555	24,166	24,219	24,069
Securities held to maturity	24	26	28	30	31
Loans held for sale	1,485	1,587	1,162	1,048	1,511
Loans, net of unearned income	82,864	84,420	85,945	88,174	90,674
Allowance for loan losses	(3,185)	(3,185)	(3,185)	(3,184)	(3,114)

Net loans	79,679	81,235	82,760	84,990	87,560
Other interest-earning assets	1,219	1,043	1,082	819	734
Premises and equipment, net	2,569	2,564	2,588	2,637	2,668
Interest receivable	421	512	466	503	468
Goodwill	5,561	5,561	5,561	5,559	5,557
Mortgage servicing rights (MSRs)	267	204	220	270	247
Other identifiable intangible assets	385	414	443	472	503
Other assets	9,417	8,330	8,192	8,574	7,920

Total Assets	$132,351	$133,498	$135,340	$137,230	$142,318

Liabilities and Stockholders’ Equity:
Deposits:
Non-interest-bearing	$25,733	$25,300	$22,993	$23,391	$23,204
Interest-bearing	68,881	69,678	73,257	74,941	75,476

Total deposits	94,614	94,978	96,250	98,332	98,680
Borrowed funds:
Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	2,716	2,451	1,929	1,687	1,893
Other short-term borrowings	1,221	1,210	1,035	997	1,775

Total short-term borrowings	3,937	3,661	2,964	2,684	3,668
Long-term borrowings	13,190	14,335	15,415	15,683	18,464

Total borrowed funds	17,127	17,996	18,379	18,367	22,132
Other liabilities	3,876	3,361	3,248	2,893	3,625

Total Liabilities	115,617	116,335	117,877	119,592	124,437
Stockholders’ equity:
Preferred stock, Series A	3,380	3,370	3,360	3,351	3,343
Preferred stock, Series B	—	—	—	259	259
Common stock	13	13	13	12	12
Additional paid-in capital	19,050	19,047	19,038	18,781	18,781
Retained earnings (deficit)	(4,047)	(4,070)	(3,849)	(3,502)	(3,235)
Treasury stock, at cost	(1,402)	(1,405)	(1,405)	(1,407)	(1,409)
Accumulated other comprehensive income (loss), net	(260)	208	306	144	130

Total Stockholders’ Equity	16,734	17,163	17,463	17,638	17,881

Total Liabilities and Stockholders’ Equity	$132,351	$133,498	$135,340	$137,230	$142,318

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Operations

(Unaudited)

($ amounts in millions, except per share data)	Quarter Ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09
Interest income on:
Loans, including fees	$911	$919	$930	$945	$981
Securities:
Taxable	193	214	224	242	256
Tax-exempt	—	—	—	1	1

Total securities	193	214	224	243	257
Loans held for sale	12	10	9	8	12
Federal funds sold and securities purchased under agreements to resell	1	1	1	—	1
Trading account assets	12	8	9	12	30
Other interest-earning assets	7	6	7	7	7

Total interest income	1,136	1,158	1,180	1,215	1,288
Interest expense on:
Deposits	152	167	194	242	280
Short-term borrowings	2	3	2	3	9
Long-term borrowings	105	120	128	139	149

Total interest expense	259	290	324	384	438

Net interest income	877	868	856	831	850
Provision for loan losses	682	760	651	770	1,179

Net interest income (loss) after provision for loan losses	195	108	205	61	(329)
Non-interest income:
Service charges on deposit accounts	290	294	302	288	299
Brokerage, investment banking and capital markets	312	257	254	236	257
Mortgage income	51	66	63	67	46
Trust department income	50	49	49	48	48
Securities gains (losses), net	333	2	—	59	(96)
Other	177	82	88	114	164

Total non-interest income	1,213	750	756	812	718
Non-interest expense:
Salaries and employee benefits	601	582	560	575	566
Net occupancy expense	108	110	110	120	114
Furniture and equipment expense	76	75	79	74	74
Other-than-temporary impairments	—	1	—	1	—
Regulatory charge	—	—	200	—	—
Other	481	395	377	460	465

Total non-interest expense	1,266	1,163	1,326	1,230	1,219

Income (loss) before income taxes	142	(305)	(365)	(357)	(830)
Income tax expense (benefit)	53	(150)	(88)	(161)	(287)

Net income (loss)	$89	$(155)	$(277)	$(196)	$(543)

Net income (loss) available to common shareholders	$36	$(209)	$(335)	$(255)	$(606)

Weighted-average shares outstanding-during quarter:
Basic	1,257	1,257	1,200	1,194	1,191
Diluted	1,259	1,257	1,200	1,194	1,191
Actual shares outstanding-end of quarter	1,256	1,256	1,256	1,192	1,193
Earnings (loss) per common share (1):
Basic	$0.03	$(0.17)	$(0.28)	$(0.21)	$(0.51)
Diluted	$0.03	$(0.17)	$(0.28)	$(0.21)	$(0.51)
Cash dividends declared per common share	$0.01	$0.01	$0.01	$0.01	$0.01
Taxable-equivalent net interest income from continuing operations	$886	$876	$863	$839	$857

(1)	Includes preferred stock dividends.

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Operations

(Unaudited)

($ amounts in millions, except per share data)	Twelve Months Ended December 31
	2010	2009
Interest income on:
Loans, including fees	$3,705	$4,199
Securities:
Taxable	873	966
Tax-exempt	1	19

Total securities	874	985
Loans held for sale	39	55
Federal funds sold and securities purchased under agreements to resell	3	3
Trading account assets	41	62
Other interest-earning assets	27	28

Total interest income	4,689	5,332
Interest expense on:
Deposits	755	1,277
Short-term borrowings	10	54
Long-term borrowings	492	666

Total interest expense	1,257	1,997

Net interest income	3,432	3,335
Provision for loan losses	2,863	3,541

Net interest income (loss) after provision for loan losses	569	(206)
Non-interest income:
Service charges on deposit accounts	1,174	1,156
Brokerage, investment banking and capital markets	1,059	989
Mortgage income	247	259
Trust department income	196	191
Securities gains, net	394	69
Other	461	1,091

Total non-interest income	3,531	3,755
Non-interest expense:
Salaries and employee benefits	2,318	2,269
Net occupancy expense	448	454
Furniture and equipment expense	304	311
Other-than-temporary impairments (1)	2	75
Regulatory charge	200	—
Other	1,713	1,642

Total non-interest expense (2)	4,985	4,751

Income (loss) before income taxes	(885)	(1,202)
Income tax benefit	(346)	(171)

Net income (loss)	(539)	(1,031)

Net income (loss) available to common shareholders	($763)	($1,261)

Weighted-average shares outstanding-year-to-date:
Basic	1,227	989
Diluted	1,227	989
Actual shares outstanding-end of period	1,256	1,193
Earnings (loss) per common share (3):
Basic	$(0.62)	$(1.27)
Diluted	$(0.62)	$(1.27)
Cash dividends declared per common share	$0.04	$0.13
Taxable equivalent net interest income from continuing operations	$3,464	$3,367

(1)	Includes $266 million of gross charges, net of $191 million noncredit related portion recognized in other comprehensive income (loss), in 2009. The corresponding 2010 amounts are immaterial.
(2)	The securities for which noncredit other-than-temporary impairments were taken in 2Q09 were sold in 4Q09. Realized losses on the sales are reported with securities gains (losses), net.
(3)	Includes preferred stock dividends.

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis

	Quarter Ended
	12/31/10			9/30/10			6/30/10			3/31/10			12/31/09
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$952	$1	0.42%	$1,096	$1	0.36%	$345	$1	1.16%	$373	$—	—%	$364	$1	1.09%
Trading account assets	1,255	13	4.11	1,214	9	2.94	1,186	9	3.04	1,288	13	4.09	2,827	31	4.35
Securities:
Taxable	23,878	193	3.21	23,863	214	3.56	23,862	224	3.77	23,811	242	4.12	23,061	256	4.40
Tax-exempt	47	—	—	39	—	—	41	—	—	51	1	7.95	135	2	5.88
Loans held for sale	1,486	12	3.20	1,213	10	3.27	1,031	9	3.50	1,392	8	2.33	1,494	12	3.19
Loans, net of unearned income	84,108	920	4.34	85,616	926	4.29	87,266	936	4.30	89,723	952	4.30	91,766	986	4.26
Other interest-earning assets	5,188	6	0.46	4,308	6	0.55	6,745	8	0.48	5,973	7	0.48	5,566	7	0.50

Total interest-earning assets	116,914	1,145	3.89	117,349	1,166	3.94	120,476	1,187	3.95	122,611	1,223	4.04	125,213	1,295	4.10
Allowance for loan losses	(3,164)			(3,223)			(3,215)			(3,144)			(2,772)
Cash and due from banks	2,069			2,059			2,112			2,181			2,206
Other non-earning assets	17,515			17,544			17,912			17,917			16,486

	$133,334			$133,729			$137,285			$139,565			$141,133

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$4,622	1	0.09	$4,517	1	0.09	$4,478	1	0.09	$4,215	1	0.10	$4,064	1	0.10
Interest-bearing transaction accounts	12,690	6	0.19	13,606	7	0.20	15,651	8	0.21	15,709	11	0.28	14,279	11	0.31
Money market accounts	28,273	23	0.32	28,088	22	0.31	27,302	32	0.47	25,715	40	0.63	23,808	38	0.63
Time deposits	23,369	122	2.07	25,161	137	2.16	26,933	153	2.28	29,779	190	2.59	32,046	230	2.85

Total interest-bearing deposits (1)	68,954	152	0.87	71,372	167	0.93	74,364	194	1.05	75,418	242	1.30	74,197	280	1.50
Federal funds purchased and securities sold under agreements to repurchase	3,162	—	—	2,176	1	0.18	1,798	1	0.22	1,989	1	0.20	3,089	5	0.64
Other short-term borrowings	1,056	2	0.75	866	2	0.92	847	1	0.47	1,086	2	0.75	1,849	4	0.86
Long-term borrowings	14,006	105	2.97	14,878	120	3.20	15,933	128	3.22	17,417	139	3.24	18,326	149	3.23

Total interest-bearing liabilities	87,178	259	1.18	89,292	290	1.29	92,942	324	1.40	95,910	384	1.62	97,461	438	1.78

Net interest spread			2.71			2.65			2.55			2.42			2.32

Non-interest-bearing deposits (1)	25,688			23,706			23,688			22,817			22,149
Other liabilities	3,422			3,349			3,063			3,040			3,275
Stockholders’ equity	17,046			17,382			17,592			17,798			18,248

	$133,334			$133,729			$137,285			$139,565			$141,133

Net interest income/margin FTE basis		$886	3.00%		$876	2.96%		$863	2.87%		$839	2.77%		$857	2.72%

(1)	Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.64%, 0.70%, 0.79%, 1.00% and 1.15% for the quarters ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis

	Twelve Months Ended December 31
	2010			2009
($ amounts in millions; yields on taxable equivalent basis)	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$694	$3	0.43%	$503	$3	0.60%
Trading account assets	1,236	44	3.56	1,599	65	4.07
Securities:
Taxable	23,854	873	3.66	20,221	966	4.78
Tax-exempt	44	1	2.27	460	29	6.30
Loans held for sale	1,281	39	3.04	1,655	55	3.32
Loans, net of unearned income	86,660	3,734	4.31	94,523	4,218	4.46
Other earning assets	5,548	27	0.49	6,927	28	0.40

Total interest-earning assets	119,317	4,721	3.96	125,888	5,364	4.26
Allowance for loan losses	(3,187)			(2,240)
Cash and due from banks	2,105			2,245
Other non-earning assets	17,720			16,866

	$135,955			$142,759

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$4,459	4	0.09	$3,984	5	0.13
Interest-bearing transaction accounts	14,404	32	0.22	14,347	40	0.28
Money market accounts	27,354	117	0.43	22,573	184	0.82
Time deposits	26,290	602	2.29	32,739	1,047	3.20
Other	—	—	—	312	1	0.32

Total interest-bearing deposits (1)	72,507	755	1.04	73,955	1,277	1.73
Federal funds purchased and securities sold under agreements to repurchase	2,284	3	0.13	3,166	12	0.38
Other short-term borrowings	963	7	0.73	5,229	42	0.80
Long-term borrowings	15,547	492	3.16	18,588	666	3.58

Total interest-bearing liabilities	91,301	1,257	1.38	100,938	1,997	1.98

Net interest spread			2.58			2.28

Non-interest bearing deposits (1)	23,982			20,657
Other liabilities	3,228			3,391
Stockholders’ equity	17,444			17,773

	$135,955			$142,759

Net interest income/margin FTE basis		$3,464	2.90%		$3,367	2.67%

(1)	Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits.

The rates for total deposit costs equal 0.78% and 1.35% for the twelve months ended December 31, 2010 and 2009, respectively.

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Selected Ratios

	As of and for Quarter Ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09
Return on average assets (non-GAAP)*	0.11%	(0.62%)	(0.98%)	(0.74%)	(1.70%)
Return on average assets, excluding regulatory charge (non-GAAP)*	0.11%	(0.62%)	(0.40%)	(0.74%)	(1.70%)
Return on average common equity*	1.04%	(5.91%)	(9.62%)	(7.28%)	(16.40%)
Return on average tangible common equity (non-GAAP)* (3)	1.78%	(10.00%)	(16.36%)	(12.29%)	(27.16%)
Return on average tangible common equity, excluding regulatory charge (non-GAAP)* (3)	1.78%	(10.00%)	(6.60%)	(12.29%)	(27.16%)
Efficiency Ratio (non-GAAP) (4)	72.0%	71.6%	69.5%	74.3%	75.4%
Common equity per share	$10.62	$10.98	$11.23	$11.77	$11.97
Tangible common book value per share (non-GAAP) (3)	$6.09	$6.42	$6.65	$6.93	$7.11
Stockholders’ equity to total assets	12.64%	12.86%	12.90%	12.85%	12.56%
Tangible common stockholders’ equity to tangible assets (non-GAAP) (3)	6.04%	6.31%	6.45%	6.28%	6.22%
Tier 1 Common risk-based ratio (non-GAAP) (1)	7.9%	7.6%	7.7%	7.1%	7.1%
Tier 1 Capital (1)	12.4%	12.1%	12.0%	11.7%	11.5%
Total Risk-Based Capital (1)	16.4%	16.0%	15.9%	15.8%	15.8%
Allowance for credit losses as a percentage of loans, net of unearned income (2)	3.93%	3.86%	3.79%	3.69%	3.52%
Allowance for loan losses as a percentage of loans, net of unearned income	3.84%	3.77%	3.71%	3.61%	3.43%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.01x	0.94x	0.92x	0.86x	0.89x
Net interest margin (FTE)	3.00%	2.96%	2.87%	2.77%	2.72%
Loans, net of unearned income, to total deposits	87.6%	88.9%	89.3%	89.7%	91.9%
Net charge-offs as a percentage of average loans*	3.22%	3.52%	2.99%	3.16%	2.99%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans and other real estate	4.70%	4.98%	4.94%	5.15%	4.83%
Non-performing assets (including loans 90 days past due) as a percentage of loans and other real estate	5.40%	5.68%	5.65%	5.94%	5.59%

*	Annualized
(1)	Current quarter Tier 1 Common, Tier 1 and Total Risk-Based Capital ratios are estimated
(2)	The allowance for credit losses reflects the allowance related to both loans on the balance sheet and exposure related to unfunded commitments and standby letters of credit
(3)	Beginning in 4th quarter 2010, tangible ratios are computed net of deferred tax liabilities associated with intangible assets. See the Reconciliation to GAAP Financial Measures on page 27. Prior periods have been revised to conform with the current presentation.
(4)	Efficiency ratio is shown on an operating basis and excludes adjustments as noted on page 26 in the Reconciliation to GAAP Financial Measures schedule

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Loans

Loan Portfolio - Period End Data
($ amounts in millions)	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10 vs. 9/30/10		12/31/10 vs. 12/31/09
Commercial and industrial	$22,540	$21,501	$21,096	$21,220	$21,547	$1,039	4.8%	$993	4.6%
Commercial real estate mortgage - owner-occupied	12,046	11,850	11,967	12,028	12,054	196	1.7%	(8)	-0.1%
Commercial real estate construction - owner-occupied	470	522	547	598	751	(52)	-10.0%	(281)	-37.4%

Total commercial	35,056	33,873	33,610	33,846	34,352	1,183	3.5%	704	2.0%
Commercial investor real estate mortgage	13,621	14,489	15,152	15,702	16,109	(868)	-6.0%	(2,488)	-15.4%
Commercial investor real estate construction	2,287	2,975	3,778	4,703	5,591	(688)	-23.1%	(3,304)	-59.1%

Total investor real estate	15,908	17,464	18,930	20,405	21,700	(1,556)	-8.9%	(5,792)	-26.7%
Residential first mortgage	14,898	15,723	15,567	15,592	15,632	(825)	-5.2%	(734)	-4.7%
Home equity	14,226	14,534	14,802	15,066	15,381	(308)	-2.1%	(1,155)	-7.5%
Indirect	1,592	1,657	1,900	2,162	2,452	(65)	-3.9%	(860)	-35.1%
Other consumer	1,184	1,169	1,136	1,103	1,157	15	1.3%	27	2.3%

	$82,864	$84,420	$85,945	$88,174	$90,674	$(1,556)	-1.8%	$(7,810)	-8.6%

Loan Portfolio - Average Balances
($ amounts in millions)	4Q10	3Q10	2Q10	1Q10	4Q09	4Q10 vs. 3Q10		4Q10 vs. 4Q09
Commercial and industrial	$21,956	$21,313	$21,109	$21,429	$21,570	$643	3.0%	$386	1.8%
Commercial real estate mortgage - owner-occupied	11,944	11,944	12,005	12,056	12,127	—	0.0%	(183)	-1.5%
Commercial real estate construction - owner-occupied	503	516	563	686	819	(13)	-2.5%	(316)	-38.6%

Total commercial	34,403	33,773	33,677	34,171	34,516	630	1.9%	(113)	-0.3%
Commercial investor real estate mortgage	14,223	15,090	15,586	16,220	16,292	(867)	-5.7%	(2,069)	-12.7%
Commercial investor real estate construction	2,649	3,477	4,340	5,071	6,145	(828)	-23.8%	(3,496)	-56.9%

Total investor real estate	16,872	18,567	19,926	21,291	22,437	(1,695)	-9.1%	(5,565)	-24.8%
Residential first mortgage	15,620	15,632	15,537	15,567	15,521	(12)	-0.1%	99	0.6%
Home equity	14,389	14,684	14,947	15,237	15,515	(295)	-2.0%	(1,126)	-7.3%
Indirect	1,606	1,776	2,028	2,310	2,601	(170)	-9.6%	(995)	-38.3%
Other consumer	1,218	1,184	1,151	1,147	1,176	34	2.9%	42	3.6%

	$84,108	$85,616	$87,266	$89,723	$91,766	$(1,508)	-1.8%	$(7,658)	-8.3%

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Deposits

Deposit Portfolio - Period End Data
($ amounts in millions)	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10 vs. 9/30/10		12/31/10 vs. 12/31/09
Customer Deposits
Interest-free deposits	$25,733	$25,300	$22,993	$23,391	$23,204	$433	1.7%	$2,529	10.9%
Interest-bearing checking	13,423	12,409	15,148	15,715	15,791	1,014	8.2%	(2,368)	-15.0%
Savings	4,668	4,544	4,475	4,394	4,073	124	2.7%	595	14.6%
Money market - domestic	27,420	27,983	26,773	26,196	23,291	(563)	-2.0%	4,129	17.7%
Money market - foreign	569	509	502	635	766	60	11.8%	(197)	-25.7%

Low-cost deposits	71,813	70,745	69,891	70,331	67,125	1,068	1.5%	4,688	7.0%
Time deposits	22,784	24,177	26,298	27,939	31,468	(1,393)	-5.8%	(8,684)	-27.6%

Total customer deposits	94,597	94,922	96,189	98,270	98,593	(325)	-0.3%	(3,996)	-4.1%

Corporate Treasury Deposits
Time deposits	17	56	61	62	87	(39)	-69.6%	(70)	-80.5%

Total Deposits	$94,614	$94,978	$96,250	$98,332	$98,680	$(364)	-0.4%	$(4,066)	-4.1%

Deposit Portfolio - Average Balances
($ amounts in millions)	4Q10	3Q10	2Q10	1Q10	4Q09	4Q10 vs. 3Q10		4Q10 vs. 4Q09
Customer Deposits
Interest-free deposits	$25,688	$23,706	$23,688	$22,817	$22,149	$1,982	8.4%	$3,539	16.0%
Interest-bearing checking	12,690	13,606	15,651	15,709	14,279	(916)	-6.7%	(1,589)	-11.1%
Savings	4,622	4,517	4,478	4,215	4,064	105	2.3%	558	13.7%
Money market - domestic	27,767	27,574	26,670	24,961	22,956	193	0.7%	4,811	21.0%
Money market - foreign	506	514	632	754	852	(8)	-1.6%	(346)	-40.6%

Low-cost deposits	71,273	69,917	71,119	68,456	64,300	1,356	1.9%	6,973	10.8%
Time deposits	23,347	25,100	26,872	29,707	31,961	(1,753)	-7.0%	(8,614)	-27.0%

Total customer deposits	94,620	95,017	97,991	98,163	96,261	(397)	-0.4%	(1,641)	-1.7%

Corporate Treasury Deposits
Time deposits	22	61	61	72	85	(39)	-63.9%	(63)	-74.1%

Total Deposits	$94,642	$95,078	$98,052	$98,235	$96,346	$(436)	-0.5%	$(1,704)	-1.8%

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Pre-Tax Pre-Provision Net Revenue (“PPNR”) and Adjusted PPNR (non-GAAP)

The table below presents computations of pre-tax pre-provision net revenue excluding certain adjustments (non-GAAP). Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.

($ amounts in millions)	4Q10	3Q10	2Q10	1Q10	4Q09	4Q10 vs. 3Q10		4Q10 vs. 4Q09
Net Interest Income (GAAP)	$877	$868	$856	$831	$850	$9	1.0%	$27	3.2%
Non-Interest Income (GAAP)	1,213	750	756	812	718	463	61.7%	495	68.9%

Total Revenue (GAAP)	2,090	1,618	1,612	1,643	1,568	472	29.2%	522	33.3%
Non-Interest Expense (GAAP)	1,266	1,163	1,326	1,230	1,219	103	8.9%	47	3.9%

Pre-tax Pre-provision Net Revenue (GAAP)	$824	$455	$286	$413	$349	369	81.1%	475	136.1%
Adjustments:
Regulatory charge, net of tax	—	—	200	—	—	—	NM	—	—
Securities (gains) losses, net	(333)	(2)	—	(59)	96	(331)	NM	(429)	-446.9%
Gain on sale of mortgage loans	(26)	—	—	—	—	(26)	NM	(26)	NM
Leveraged lease termination gains	(59)	—	—	(19)	(71)	(59)	NM	12	-16.9%
Loss on extinguishment of debt	55	—	—	53	—	55	NM	55	NM
Securities impairment, net	—	1	—	1	—	(1)	NM	—	—
Branch consolidation costs (1)	—	—	—	8	12	—	—	(12)	NM

Total adjustments	(363)	(1)	200	(16)	37	(362)	NM	(400)	-1081.1%

Adjusted PPNR (non-GAAP)	$461	$454	$486	$397	$386	$7	1.5%	$75	19.4%

(1)	Includes $7 million of net occupancy expense and $1 million in valuation charges in 1Q10 and $3 million of net occupancy expense, $6 million of salary expense and $3 million in valuation charges in 4Q09.

Categorization of Income (Loss) Related to

Mortgage Servicing Rights (MSRs) (2)

($ amounts in millions)	4Q10	3Q10	2Q10	1Q10	4Q09	4Q10 vs. 3Q10		4Q10 vs. 4Q09
Net interest income (3)	$—	$—	$—	$3	$20	—	—	(20)	NM
Brokerage, investment banking and capital markets (4)	—	—	—	4	5	—	—	(5)	NM
Mortgage income (loss) (5)	(13)	2	12	16	(4)	(15)	NM	(9)	NM

	$(13)	$2	$12	$23	$21	(15)	NM	(34)	-161.9%

(2)	This table details the impact of changes in valuation of mortgage servicing rights and related hedging instruments on various categories in the consolidated statements of operations.
(3)	Interest earned on trading securities used to hedge MSRs.
(4)	Mark-to-market impact of trading securities used to hedge MSRs.
(5)	Net effect of mark-to-market impact of MSRs and derivatives used to hedge MSRs.

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Non-Interest Income and Expense

Non-Interest Income and Expense

Non-Interest Income

($ amounts in millions)	4Q10	3Q10	2Q10	1Q10	4Q09	4Q10 vs. 3Q10		4Q10 vs. 4Q09
Service charges on deposit accounts	$290	$294	$302	$288	$299	$(4)	-1.4%	$(9)	-3.0%
Brokerage, investment banking and capital markets	312	257	254	236	257	55	21.4%	55	21.4%
Mortgage income	51	66	63	67	46	(15)	-22.7%	5	10.9%
Trust department income	50	49	49	48	48	1	2.0%	2	4.2%
Securities gains (losses), net	333	2	—	59	(96)	331	NM	429	NM
Insurance income	25	25	26	27	25	—	0.0%	—	0.0%
Leveraged lease termination gains	59	—	—	19	71	59	NM	(12)	-16.9%
Gain on sale of mortgage loans	26	—	—	—	—	26	NM	26	NM
Other	67	57	62	68	68	10	17.5%	(1)	-1.5%

Total non-interest income	$1,213	$750	$756	$812	$718	$463	61.7%	$495	68.9%

Non-Interest Expense
($ amounts in millions)	4Q10	3Q10	2Q10	1Q10	4Q09	4Q10 vs. 3Q10		4Q10 vs. 4Q09
Salaries and employee benefits	$601	$582	$560	$575	$566	$19	3.3%	$35	6.2%
Net occupancy expense	108	110	110	120	114	(2)	-1.8%	(6)	-5.3%
Furniture and equipment expense	76	75	79	74	74	1	1.3%	2	2.7%
Professional and legal fees	92	71	75	66	108	21	29.6%	(16)	-14.8%
Marketing expense	14	22	18	15	18	(8)	-36.4%	(4)	-22.2%
Amortization of core deposit intangible	26	27	27	28	29	(1)	-3.7%	(3)	-10.3%
Other real estate owned expense	61	65	41	42	64	(4)	-6.2%	(3)	-4.7%
Other-than-temporary impairments, net	—	1	—	1	—	(1)	NM	—	0.0%
FDIC premiums	52	51	58	59	54	1	2.0%	(2)	-3.7%
Valuation charges associated with branch consolidations	—	—	—	1	3	—	—	(3)	NM
Loss on early extinguishment of debt	55	—	—	53	—	55	NM	55	NM
Regulatory charge	—	—	200	—	—	—	—	—	0.0%
Other	181	159	158	196	189	22	13.8%	(8)	-4.2%

Total non-interest expense	$1,266	$1,163	$1,326	$1,230	$1,219	$103	8.9%	$47	3.9%

•

Non-interest income increased $463 million linked quarter; however, on an adjusted basis, after excluding $333 million in securities gains, $26 million gain on sale of mortgage loans and $59 million in leveraged lease termination gains, non-interest revenue increased $47 million or 6% linked quarter

•

Service charges income declined $4 million or 1% linked quarter, despite the impact from Regulation E. This quarter reflected solid interchange income due to increased debit card volume and fee-based account growth. The actual impact from Regulation E changes was $57 million, in-line with the previous estimate of between $50 - $60 million for the second half of 2010.

•	Brokerage income increased $55 million to $312 million, driven by an increase in investment banking revenue and continued strength in private client revenue

•

Mortgage income declined $15 million linked quarter, primarily reflecting the impact of a reduced benefit from mortgage servicing rights and related hedging activities. Origination volumes increased approximately $227 million to $2.6 billion in the fourth quarter and totaled $8.2 billion for the full year.

•	Securities gains in 4Q10 reflect the sale of approximately $8.1 billion of agency mortgage-backed securities. The proceeds were reinvested in similar securities with slightly longer durations.

•

Non-interest income reflects a $59 million gain recorded as a result of Regions unwinding certain leveraged lease transactions. However, this gain was offset by $56 million in increased tax expense, resulting in a nominal impact to net income.

•

Non-interest expenses increased 9% linked quarter, however after adjusting for current quarter’s $55 million loss on early extinguishment of debt, non-interest expenses increased 4% driven by professional and legal fees and revenue-based incentives

•	Salaries and benefits expense increased 3% linked quarter, driven by higher incentive-based compensation related to Morgan Keegan

•	The Company prepaid approximately $500 million of Federal Home Loan Bank advances, realizing a $55 million loss on the early extinguishment of debt

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Morgan Keegan

Morgan Keegan

Summary Income Statement (1)

($ amounts in millions)	4Q10	3Q10	2Q10	1Q10	4Q09	4Q10 vs. 3Q10		4Q10 vs. 4Q09
Net interest income (3)	$21	$15	$15	$14	$14	$6	40.0%	$7	50.0%
Non-interest income	342	309	292	297	320	33	10.7%	22	6.9%
Non-interest expense	320	289	275	272	305	31	10.7%	15	4.9%
Regulatory charge	—	—	200	—	—	—	NM	—	NM

Pre-tax Income	43	35	(168)	39	29	8	22.9%	14	48.3%
Income tax expense (benefit)	26	13	12	14	11	13	100.0%	15	136.4%

Net income (loss)	$17	$22	$(180)	$25	$18	(5)	-22.7%	(1)	-5.6%

Breakout of Revenue by Division (2)

($ amounts in millions)	Private Client	Fixed- Income Capital Markets	Equity Capital Markets	Investment Banking	Regions MK Trust	Asset Management	Interest & Other
Three months ended
December 31, 2010
$ amount of revenue	$124	$82	$15	$57	$56	$3	$30
% of gross revenue	33.8%	22.3%	4.1%	15.5%	15.3%	0.8%	8.2%
Three months ended
September 30, 2010
$ amount of revenue	$119	$89	$12	$32	$54	$3	$19
% of gross revenue	36.3%	27.1%	3.7%	9.8%	16.5%	0.9%	5.7%
Year Ended
December 31, 2010
$ amount of revenue	$476	$322	$55	$151	$211	$15	$89
% of gross revenue	36.1%	24.4%	4.2%	11.4%	16.0%	1.1%	6.8%
Year ended
December 31, 2009
$ amount of revenue	$415	$360	$59	$104	$197	$39	$108
% of gross revenue	32.4%	28.1%	4.6%	8.1%	15.4%	3.0%	8.4%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation
(2)	“Breakout of Revenue by Division” has been adjusted to reflect changes in the company’s reporting structure
(3)	Net interest income in the Summary Income Statement is illustrated on a net basis, whereas the Breakout of Revenue by Division, revenue is illustrated on a gross basis. 4Q10, 3Q10, 2Q10, 1Q10 and 4Q09 in the Summary Income Statement exclude $3 million each quarter of gross interest income.

•	Morgan Keegan’s Investment Banking division revenue was aided by an improved market for investment banking, particularly in the division’s Technology, Healthcare and Public Finance groups.

•	Customer and trust assets under management increased $5.3 billion linked quarter to $157 billion

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Credit Quality

Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09
Allowance for credit losses (ACL)	$3,256	$3,256	$3,256	$3,250	$3,188
Provision for loan losses	682	760	651	770	1,179
Provision for unfunded credit losses	—	—	5	(8)	10
Net loans charged-off:*
Commercial and industrial	128	89	87	92	76
Commercial real estate mortgage - owner-occupied	80	64	39	32	38
Commercial real estate construction - owner-occupied	4	3	3	14	9

Total commercial	212	156	129	138	123
Commercial investor real estate mortgage	202	254	203	207	210
Commercial investor real estate construction	99	171	133	150	159

Total investor real estate	301	425	336	357	369
Residential first mortgage	56	58	61	62	55
Home equity	92	102	106	116	113
Indirect	4	3	4	8	10
Other consumer	17	15	15	19	22

Total	$682	$759	$651	$700	$692

Net loan charge-offs as a% of average loans, annualized *
Commercial and industrial	2.31%	1.66%	1.65%	1.74%	1.39%
Commercial real estate mortgage - owner-occupied	2.64%	2.12%	1.28%	1.09%	1.26%
Commercial real estate construction - owner-occupied	3.54%	1.95%	2.17%	8.41%	4.45%

Total commercial	2.44%	1.83%	1.53%	1.64%	1.41%
Commercial investor real estate mortgage	5.63%	6.67%	5.22%	5.17%	5.11%
Commercial investor real estate construction	14.91%	19.57%	12.33%	12.00%	10.26%

Total investor real estate	7.09%	9.09%	6.77%	6.80%	6.52%
Residential first mortgage	1.42%	1.48%	1.58%	1.63%	1.40%
Home equity	2.53%	2.74%	2.84%	3.07%	2.89%
Indirect	1.09%	0.64%	0.72%	1.38%	1.58%
Other consumer	5.54%	5.03%	5.23%	6.68%	7.37%

Total	3.22%	3.52%	2.99%	3.16%	2.99%

Non-accrual loans, excluding loans held for sale	$3,160	$3,372	$3,473	$3,706	$3,488
Non-performing loans held for sale	304	393	256	256	317

Non-accrual loans, including loans held for sale	$3,464	$3,765	$3,729	$3,962	$3,805
Foreclosed properties	454	461	546	610	607

Non-performing assets (NPAs)	$3,918	$4,226	$4,275	$4,572	$4,412

Loans past due > 90 days*	$585	$593	$612	$700	$688
Commercial loans restructured not included in categories above	$268	$173	$47	$48	$25
Consumer loans restructured not included in categories above**	$1,215	$1,126	$1,192	$1,258	$1,583

Total restructured loans not included in categories above	$1,483	$1,299	$1,239	$1,306	$1,608

Credit Ratios:
ACL/Loans, net	3.93%	3.86%	3.79%	3.69%	3.52%
ALL/Loans, net	3.84%	3.77%	3.71%	3.61%	3.43%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.01x	0.94x	0.92x	0.86x	0.89x
NPAs (ex. 90+ past due)/Loans and foreclosed properties	4.70%	4.98%	4.94%	5.15%	4.83%
NPAs (inc. 90+ past due)/Loans and foreclosed properties	5.40%	5.68%	5.65%	5.94%	5.59%

*	See pages 14-17 for loan portfolio (risk view) breakout
**	At 12/31/10, 67 percent of consumer loans restructured not included in categories above consist of residential first mortgages.

Allowance for Credit Losses

($ amounts in millions)	Year Ended December 31
	2010	2009
Balance at beginning of year	$3,188	$1,900
Net loans charged-off	(2,792)	(2,253)
Provision for loan losses	2,863	3,541
Provision for unfunded credit commitments	(3)	—

Balance at end of period	$3,256	$3,188

Components:
Allowance for loan losses	$3,185	$3,114
Reserve for unfunded credit commitments	71	74

Allowance for credit losses	$3,256	$3,188

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Total Loan Portfolio

	4Q2010		3Q2010		2Q2010		1Q2010		4Q2009
($ millions)	$	% Total	$	% Total	$	% Total	$	% Total	$	% Total
Commercial and Industrial	22,540	27.2%	21,501	25.5%	21,096	24.6%	21,220	24.1%	21,547	23.8%
Commercial Real Estate Mortgage - OO	12,046	14.5%	11,850	14.0%	11,967	13.9%	12,028	13.6%	12,054	13.3%
Commercial Real Estate Construction - OO	470	0.6%	522	0.6%	547	0.6%	598	0.7%	751	0.8%

Total Commercial	35,056	42.3%	33,873	40.1%	33,610	39.1%	33,846	38.4%	34,352	37.9%

Commercial Investor Real Estate Mortgage	13,621	16.4%	14,489	17.2%	15,152	17.6%	15,702	17.8%	16,109	17.8%
Commercial Investor Real Estate Construction	2,287	2.8%	2,975	3.5%	3,778	4.4%	4,703	5.3%	5,591	6.2%

Total Investor Real Estate	15,908	19.2%	17,464	20.7%	18,930	22.0%	20,405	23.1%	21,700	23.9%

Residential First Mortgage	14,898	18.0%	15,723	18.6%	15,567	18.1%	15,592	17.7%	15,632	17.2%
Home Equity	14,226	17.2%	14,534	17.2%	14,802	17.2%	15,066	17.1%	15,381	17.0%
Direct	838	1.0%	828	1.0%	799	0.9%	774	0.9%	783	0.9%
Indirect	1,592	1.9%	1,657	2.0%	1,900	2.2%	2,162	2.5%	2,452	2.7%
Other Consumer	346	0.4%	341	0.4%	337	0.4%	329	0.4%	374	0.4%

Total Consumer	31,900	38.5%	33,083	39.2%	33,405	38.9%	33,923	38.5%	34,622	38.2%

Total Loans	82,864	100.0%	84,420	100.0%	85,945	100.0%	88,174	100.0%	90,674	100.0%

OO = Owner Occupied

IRE = Investor Real Estate

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Net Charge-Offs

	4Q2010		3Q2010		2Q2010		1Q2010		4Q2009
($ millions)	$	%	$	%	$	%	$	%	$	%
Commercial and Industrial	128	2.31%	89	1.66%	87	1.65%	92	1.74%	76	1.39%
Commercial Real Estate Mortgage - OO	80	2.64%	64	2.12%	39	1.28%	32	1.09%	38	1.26%
Commercial Real Estate Construction - OO	4	3.54%	3	1.95%	3	2.17%	14	8.41%	9	4.45%

Total Commercial	212	2.44%	156	1.83%	129	1.53%	138	1.64%	123	1.41%

Commercial Investor Real Estate Mortgage	202	5.63%	254	6.67%	203	5.22%	207	5.17%	210	5.11%
Commercial Investor Real Estate Construction	99	14.91%	171	19.57%	133	12.33%	150	12.00%	159	10.26%

Total Investor Real Estate	301	7.09%	425	9.09%	336	6.77%	357	6.80%	369	6.52%

Residential First Mortgage	56	1.42%	58	1.48%	61	1.58%	62	1.63%	55	1.40%
Home Equity	92	2.53%	102	2.74%	106	2.84%	116	3.07%	113	2.89%
Direct	3	1.40%	2	1.18%	3	1.51%	4	1.85%	4	2.07%
Indirect	4	1.09%	3	0.64%	4	0.72%	8	1.38%	10	1.58%
Other Consumer	14	13.93%	13	13.84%	12	13.47%	15	16.90%	18	18.46%

Total Consumer	169	2.04%	178	2.13%	186	2.22%	205	2.42%	200	2.28%

Total Net Charge-Offs	682	3.22%	759	3.52%	651	2.99%	700	3.16%	692	2.99%

OO = Owner Occupied

IRE = Investor Real Estate

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

90+ Days Past Due Loans

	4Q2010		3Q2010		2Q2010		1Q2010		4Q2009
($ millions)	$	%	$	%	$	%	$	%	$	%
Commercial and Industrial	9	0.04%	5	0.03%	7	0.03%	24	0.11%	24	0.11%
Commercial Real Estate Mortgage - OO	6	0.05%	6	0.05%	4	0.04%	6	0.05%	16	0.13%
Commercial Real Estate Construction - OO	1	0.12%	—	0.00%	—	0.00%	—	0.00%	2	0.24%

Total Commercial	16	0.05%	11	0.03%	11	0.03%	30	0.09%	42	0.12%

Commercial Investor Real Estate Mortgage	5	0.04%	6	0.04%	26	0.17%	42	0.27%	22	0.14%
Commercial Investor Real Estate Construction	1	0.04%	2	0.05%	4	0.10%	6	0.14%	8	0.14%

Total Investor Real Estate	6	0.04%	8	0.04%	30	0.16%	48	0.24%	30	0.14%

Residential First Mortgage	359	2.41%	369	2.35%	349	2.24%	365	2.34%	361	2.31%
Home Equity	198	1.39%	198	1.36%	215	1.45%	249	1.65%	241	1.57%
Direct	1	0.13%	2	0.21%	1	0.14%	1	0.17%	2	0.30%
Indirect	2	0.13%	2	0.14%	3	0.12%	3	0.16%	6	0.24%
Other Consumer	3	0.88%	3	0.79%	3	0.90%	4	1.20%	6	1.34%

Total Consumer	563	1.76%	574	1.74%	571	1.71%	622	1.83%	616	1.78%

Total 90+ Days Past Due Loans	585	0.71%	593	0.70%	612	0.71%	700	0.79%	688	0.76%

OO = Owner Occupied

IRE = Investor Real Estate

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Non-Accrual Loans (excludes loans held for sale)

	4Q2010		3Q2010		2Q2010		1Q2010		4Q2009
($ millions)	$	%	$	%	$	%	$	%	$	%
Total Commercial & Industrial	467	2.07%	502	2.33%	479	2.27%	517	2.43%	427	1.98%
Total Commercial Real Estate Mortgage - OO	606	5.03%	616	5.20%	680	5.68%	623	5.18%	560	4.65%
Total Commercial Real Estate Construction - OO	29	6.19%	35	6.65%	37	6.77%	38	6.47%	50	6.69%

Total Commercial	1,102	3.14%	1,153	3.40%	1,196	3.56%	1,178	3.48%	1,037	3.02%

Total Commercial Investor Real Estate Mortgage	1,265	9.28%	1,347	9.30%	1,286	8.49%	1,343	8.55%	1,203	7.47%
Total Commercial Investor Real Estate Construction	452	19.76%	561	18.87%	754	19.94%	986	20.97%	1,067	19.07%

Total Investor Real Estate	1,717	10.79%	1,908	10.93%	2,040	10.77%	2,329	11.41%	2,270	10.46%

Residential First Mortgage	285	1.92%	267	1.70%	212	1.36%	199	1.28%	180	1.15%
Home Equity	56	0.40%	44	0.30%	25	0.17%	—	0.00%	1	0.00%
Direct	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%
Indirect	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%
Other Consumer	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%

Total Consumer	341	1.07%	311	0.94%	237	0.71%	199	0.59%	181	0.52%

Total Non-Accrual Loans	3,160	3.81%	3,372	3.99%	3,473	4.04%	3,706	4.20%	3,488	3.85%

OO = Owner Occupied

IRE = Investor Real Estate

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FINANCIAL SUPPLEMENT TO FOURTH QUARTER 2010 EARNINGS RELEASE PAGE 19

FINANCIAL SUPPLEMENT TO FOURTH QUARTER 2010 EARNINGS RELEASE PAGE 20

FINANCIAL SUPPLEMENT TO FOURTH QUARTER 2010 EARNINGS RELEASE PAGE 21

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Home Equity Lending Net Charge-off Analysis

		4Q10			3Q10			2Q10			1Q10			4Q09
($ in millions)		1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total
Florida	Net Charge-off%*	2.26%	6.46%	4.81%	2.37%	6.83%	5.09%	3.12%	7.10%	5.57%	2.92%	7.96%	6.04%	3.17%	7.47%	5.83%
	$Losses	$11.9	$52.2	$64.2	$12.6	$56.6	$69.2	$16.5	$59.7	$76.2	$15.4	$68.2	$83.6	$17.4	$66.4	$83.8
	Balance	$2,074.3	$3,166.4	$5,240.7	$2,090.0	$3,253.6	$5,343.6	$2,098.0	$3,333.3	$5,431.3	$2,126.5	$3,424.9	$5,551.4	$2,169.7	$3,485.5	$5,655.2
	Original LTV	65.0%	75.5%	71.3%	65.0%	75.4%	71.3%	65.7%	76.1%	72.1%
All Other States	Net Charge-off %*	0.75%	1.60%	1.21%	0.98%	1.71%	1.38%	0.75%	1.67%	1.26%	0.74%	1.85%	1.35%	0.93%	1.39%	1.18%
	$ Losses	$7.9	$19.8	$27.7	$10.5	$21.8	$32.3	$8.0	$21.6	$29.6	$7.9	$24.0	$31.9	$10.4	$18.8	$29.2
	Balance	$4,138.7	$4,846.2	$8,984.9	$4,187.6	$5,002.4	$9,190.0	$4,250.3	$5,120.4	$9,370.7	$4,306.0	$5,208.4	$9,514.4	$4,394.8	$5,330.6	$9,725.4
	Original LTV	66.8%	79.2%	73.4%	66.9%	79.2%	73.5%	67.7%	79.8%	74.2%
Totals	Net Charge-off %*	1.26%	3.52%	2.53%	1.45%	3.72%	2.74%	1.53%	3.81%	2.84%	1.46%	4.27%	3.07%	1.67%	3.79%	2.89%
	$ Losses	$19.8	$72.1	$91.9	$23.1	$78.4	$101.5	$24.5	$81.3	$105.8	$23.3	$92.2	$115.5	$27.8	$85.2	$113.0
	Balance	$6,213.0	$8,012.6	$14,225.6	$6,277.6	$8,256.0	$14,533.6	$6,348.3	$8,453.7	$14,802.0	$6,432.5	$8,633.3	$15,065.8	$6,564.5	$8,816.1	$15,380.6
	Original LTV	66.2%	77.7%	72.6%

*	22% Florida second lien concentration driving results
*	Second lien, Florida net charge-offs represent 57% of 4Q10 net charge-offs but just 22% of outstanding balances.
*	Net charge-offs in Florida approximately 4 times non-Florida net charge-off rate
*	Current quarter’s origination quality is solid with an average FICO of 777 and an average LTV of 64%; Property value declines driving losses

Notes: * Recoveries are pro-rated based on charge-off balances.

*	Balances shown on an ending basis. Net loss rates calculated using average balances
*	Original LTVs shown for current period only; prior period LTVs not materially different

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

(in millions)	4Q09	1Q10	2Q10	3Q10	4Q10
Net Charge-offs
IRE Valuation Losses	$215	$198	$142	$132	$110
Investor Real Estate (IRE)	55	59	74	73	95
Commercial	107	128	117	143	197
Consumer Real Estate	168	177	167	160	148
Other Consumer	32	28	19	18	21

Net Charge-offs excluding charge-offs from Sales / Transfers to HFS	577	590	519	526	571
Sales/Transfer to HFS	115	110	132	233	111

Total Net Charge-offs	$692	$700	$651	$759	$682

Net Loss / (Gain) - HFS Sales	2	6	(9)	(2)	(7)
HFS Write-downs (1)	9	10	5	7	21
OREO expense	65	42	40	65	61

Total Credit Costs	$768	$758	$687	$829	$757

(1)	Reflects write-downs subsequent to initial move to held for sale and write-downs upon transfer to OREO

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Gross and Net NPA Migration

($ in millions)	4Q 2009	1Q 2010	2Q 2010	3Q 2010	4Q 2010
Beginning Non-Performing Assets[1]	$4,099	$4,412	$4,572	$4,275	$4,226
Additions	$1,383	$1,303	$865	$1,410	$1,021
Payments	(89)	(127)	(139)	(155)	(208)
Returned to Accruing Status	(44)	(55)	(58)	(100)	(140)
Charge-Offs / OREO Write-Downs	(509)	(473)	(458)	(497)	(576)

Net Additions	$741	$648	$210	$658	$97

Non-Accrual Asset Sales	(300)	(386)	(336)	(511)	(309)
OREO Sales	(128)	(102)	(171)	(196)	(96)

Ending Non-Performing Assets[1]	$4,412	$4,572	$4,275	$4,226	$3,918

Change Versus Previous Quarter	$313	$160	($297)	($49)	($308)

[1]	Includes Loans Held for Sale

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Additional Financial and Operational Data

	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09
Associate headcount	27,829	27,898	27,895	28,213	28,509
Total branch outlets	1,772	1,774	1,774	1,774	1,895
ATMs	2,148	2,150	2,162	2,198	2,304
Morgan Keegan offices	321	329	325	321	324

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Reconciliation to GAAP Financial Measures

The table below presents computations of earnings and certain other financial measures excluding regulatory charge (non-GAAP). The regulatory charge is included in financial results presented in accordance with generally accepted accounting principles (GAAP). Regions believes that the exclusion of the regulatory charge in expressing earnings and certain other financial measures, including “earnings (loss) per common share, excluding regulatory charge”, “return on average assets, excluding regulatory charge” and “return on average tangible common stockholders’ equity, excluding regulatory charge” (explained on next page) provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business, because management does not consider the regulatory charge to be relevant to ongoing operating results. Management and the Board of Directors utilize these non-GAAP financial measures for the following purposes: preparation of Regions’ operating budgets; monthly financial performance reporting; monthly close-out “flash” reporting of consolidated results (management only); and presentations to investors of company performance. Regions believes that presenting these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management and the Board of Directors. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. To mitigate these limitations, Regions has policies and procedures in place to identify and address expenses that qualify for non-GAAP presentation, including authorization and system controls to ensure accurate period to period comparisons. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes the regulatory charge does not represent the amount that effectively accrues directly to stockholders (i.e. the regulatory charge is a reduction in earnings and stockholders’ equity).

		As of and for Quarter Ended
		12/31/10	09/30/10	06/30/10	03/31/10	12/31/09
($ amounts in millions, except per share data)
Income (loss):
Net income (loss) (GAAP)		$89	$(155)	$(277)	$(196)	$(543)
Preferred dividends and accretion (GAAP)		(53)	(54)	(58)	(59)	(63)

Net income (loss) available to common shareholders (GAAP)	A	$36	$(209)	$(335)	$(255)	$(606)

Net income (loss) available to common shareholders (GAAP)		$36	$(209)	$(335)	$(255)	$(606)
Regulatory charge, net of tax		—	—	200	—	—

Net income (loss) available to common shareholders, excluding regulatory charge (non-GAAP)	B	$36	$(209)	$(135)	$(255)	$(606)

Weighted-average diluted shares	C	1,259	1,257	1,200	1,194	1,191
Earnings (loss) per common share - diluted (GAAP)	A/C	0.03	(0.17)	(0.28)	(0.21)	(0.51)
Earnings (loss) per common share, excluding regulatory charge - diluted (non-GAAP)	B/C	0.03	(0.17)	(0.11)	(0.21)	(0.51)

The table below presents computations of the efficiency ratio (non-GAAP), which is a measure of productivity, generally calculated as non-interest expense divided by total revenue. Management uses the efficiency ratio to monitor performance and believes this measure provides meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Net interest income on a fully taxable-equivalent basis (GAAP) and non-interest income (GAAP) are added together to arrive at total revenue (GAAP). Adjustments are made to arrive at adjusted total revenue (non-GAAP), which is the denominator for the efficiency ratio. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		As of and for Quarter Ended
		12/31/10	09/30/10	06/30/10	03/31/10	12/31/09
($ amounts in millions)
Non-interest expense (GAAP)		$1,266	$1,163	$1,326	$1,230	$1,219
Adjustments:
Regulatory charge, net of tax		—	—	(200)	—	—
Loss on extinguishment of debt		(55)	—	—	(53)	—
Securities impairment, net		—	(1)	—	(1)	—
Branch consolidation costs		—	—	—	(8)	(12)

Adjusted non-interest expense (non-GAAP)	D	$1,211	$1,162	$1,126	$1,168	$1,207

Net interest income, taxable-equivalent basis (GAAP)		$886	$876	$863	$839	$857
Non-interest income (GAAP)		1,213	750	756	812	718
Adjustments:
Securities (gains) losses, net		(333)	(2)	—	(59)	96
Leveraged lease termination gains		(59)	—	—	(19)	(71)
Gain on sale of mortgage loans		(26)	—	—	—	—

Adjusted non-interest income (non-GAAP)		795	748	756	734	743

Adjusted total revenue (non-GAAP)	E	$1,681	$1,624	$1,619	$1,573	$1,600

Efficiency ratio (non-GAAP)	D/E	72.0%	71.6%	69.5%	74.3%	75.4%

FINANCIAL SUPPLEMENT TO

FOURTH QUARTER 2010 EARNINGS RELEASE

Reconciliation to GAAP Financial Measures

The following tables also provide calculations of “return on average tangible common stockholders’ equity”, end of period “tangible common stockholders’ equity” ratios and a reconciliation of stockholders’ equity (GAAP) to Tier 1 capital (regulatory) and to “Tier 1 common equity” (non-GAAP). Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Traditionally, the Federal Reserve and other banking regulatory bodies have assessed a bank’s capital adequacy based on Tier 1 capital, the calculation of which is codified in federal banking regulations. In connection with the Supervisory Capital Assessment Program (“SCAP”), these regulators began supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity. While not codified, analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity and/or the Tier 1 common equity measure. Because tangible common stockholders’ and Tier 1 common equity are not formally defined by GAAP or codified in the federal banking regulations, these measures are considered to be non-GAAP financial measures and other entities may calculate them differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity and Tier 1 common equity, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on these same bases.

Tier 1 common equity is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories. The aggregated dollar amount in each category is then multiplied by the risk-weighted category. The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio. Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity. Tier 1 common equity is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio. The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.

		As of and for Quarter Ended
		12/31/10	09/30/10	06/30/10	03/31/10	12/31/09
($ amounts in millions, except per share data)
RETURN ON AVERAGE ASSETS
Average assets (GAAP)	F	$133,334	$133,729	$137,285	$139,565	$141,133
Return on average assets (GAAP) (1)	A/F	0.11%	-0.62%	-0.98%	-0.74%	-1.70%

Return on average assets, excluding regulatory charge (non-GAAP) (1)	B/F	0.11%	-0.62%	-0.40%	-0.74%	-1.70%

RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS’ EQUITY (3)
Average stockholders’ equity (GAAP)		$17,046	$17,382	$17,559	$17,798	$18,248
Less: Average intangible assets (GAAP)		5,961	5,989	6,019	6,046	6,077
Deferred tax liability related to intangibles (GAAP)		(243)	(250)	(257)	(265)	(272)
Average preferred equity (GAAP)		3,374	3,364	3,576	3,605	3,606

Average tangible common stockholders’ equity (non-GAAP)	G	$7,954	$8,279	$8,221	$8,412	$8,837
Return on average tangible common stockholders’ equity (GAAP) (1)	A/G	1.78%	-10.00%	-16.36%	-12.29%	-27.16%

Return on average tangible common stockholders’ equity, excluding regulatory charge (non-GAAP) (1)	B/G	1.78%	-10.00%	-6.60%	-12.29%	-27.16%

TANGIBLE COMMON RATIOS (3)
Stockholders’ equity (GAAP)		$16,734	$17,163	$17,463	$17,638	$17,881
Less: Intangible assets (GAAP)		5,946	5,975	6,004	6,031	6,060
Deferred tax liability related to intangibles (GAAP)		(240)	(246)	(253)	(261)	(269)
Preferred equity (GAAP)		3,380	3,370	3,360	3,610	3,602

Tangible common stockholders’ equity (non-GAAP)	H	$7,648	$8,064	$8,352	$8,258	$8,488
Total assets (GAAP)		$132,351	$133,498	$135,340	$137,230	$142,318
Less: Intangible assets (GAAP)		5,946	5,975	6,004	6,031	6,060
Deferred tax liability related to intangibles (GAAP)		(240)	(246)	(253)	(261)	(269)

Tangible assets (non-GAAP)	I	$126,645	$127,769	$129,589	$131,460	$136,527
Shares outstanding-end of quarter	J	1,256	1,256	1,256	1,192	1,193
Tangible common stockholders’ equity to tangible assets (non-GAAP)	H/I	6.04%	6.31%	6.45%	6.28%	6.22%
Tangible common book value per share (non-GAAP)	H/J	$6.09	$6.42	$6.65	$6.93	$7.11
TIER 1 COMMON RISK-BASED RATIO (2)
Stockholders’ equity (GAAP)		$16,734	$17,163	$17,463	$17,638	$17,881
Accumulated other comprehensive (income) loss		260	(208)	(306)	(144)	(130)
Non-qualifying goodwill and intangibles		(5,706)	(5,729)	(5,752)	(5,771)	(5,792)
Disallowed deferred tax assets		(416)	(427)	(443)	(932)	(947)
Disallowed servicing assets		(27)	(20)	(22)	(27)	(25)
Qualifying non-controlling interests		92	92	92	91	91
Qualifying trust preferred securities		846	846	846	846	846

Tier 1 capital (regulatory)		$11,783	$11,717	$11,878	$11,701	$11,924
Qualifying non-controlling interests		(92)	(92)	(92)	(91)	(91)
Qualifying trust preferred securities		(846)	(846)	(846)	(846)	(846)
Preferred stock		(3,380)	(3,370)	(3,360)	(3,610)	(3,602)

Tier 1 common equity (non-GAAP)	K	$7,465	$7,409	$7,580	$7,154	$7,385
Risk-weighted assets (regulatory)	L	94,913	97,088	98,653	100,323	103,330
Tier 1 common risk-based ratio (non-GAAP)	K/L	7.9%	7.6%	7.7%	7.1%	7.1%

(1)	Income statement amounts have been annualized in calculation
(2)	Current quarter amount and the resulting ratio is estimated
(3)	Beginning in 4th quarter 2010, tangible ratios are computed net of deferred tax liabilities associated with intangible assets. Prior periods have been revised to conform with the current presentation.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Forward-Looking Statements

This supplement may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a safe harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•

The Dodd-Frank Wall Street Reform and Consumer Protection Act became law on July 21, 2010 and a number of legislative, regulatory and tax proposals remain pending. Additionally, the U.S. Treasury and federal banking regulators continue to implement, but are also beginning to wind down, a number of programs to address capital and liquidity issues in the banking system. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature of which cannot be determined at this time.

•

The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program (“TARP”) until Regions repays the outstanding preferred stock and warrant issued under TARP including restrictions on Regions’ ability to attract and retain talented executives and associates.

•	Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.

•	Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.

•

Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions, including unemployment levels.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.

•	Possible changes in trade, monetary and fiscal policies, laws and regulations, and other activities of governments, agencies, and similar organizations may have an adverse effect on business.

•	The current stresses in the financial and real estate markets, including possible continued deterioration in property values.

•	Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions’ business.

•	Regions’ ability to expand into new markets and to maintain profit margins in the face of competitive pressures.

•	Regions’ ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions’ customers and potential customers.

•	Regions’ ability to keep pace with technological changes.

•	Regions’ ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.

•	Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.

•	The cost and other effects of material contingencies, including litigation contingencies and any adverse judicial, administrative or arbitral rulings or proceedings.

•	The effects of increased competition from both banks and non-banks.

•	The effects of geopolitical instability and risks such as terrorist attacks.

•	Possible changes in consumer and business spending and saving habits could affect Regions’ ability to increase assets and to attract deposits.

•	The effects of weather and natural disasters such as floods, droughts and hurricanes and the effects of the Gulf of Mexico oil spill.

•	Possible downgrades in ratings issued by rating agencies

•	Potential dilution of holders of shares of Regions’ common stock resulting from the U.S. Treasury’s investment in TARP.

•	Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.

•	The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.

•	Regions’ ability to receive dividends from its subsidiaries.

•	The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.

•	Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.

•	The effects of any damage to Regions’ reputation resulting from developments related to any of the items identified above.

The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

The foregoing list of factors is not exhaustive; for discussion of these and other risks that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Reports on Forms 10-Q for the quarter ended September 30, 2010,

June 30, 2010 and March 31, 2010, as on file with the Securities and Exchange Commission.

Regions’ Investor Relations contact is List Underwood at (205) 801-0265; Regions’ Media contact is Tim Deighton at (205) 264-4551